UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2022

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 720-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Foot Locker, Inc. (the “Company”) issued a press release on November 29, 2022 announcing that it made certain leadership changes to support growth and enhance operational efficiency. Specifically, the Company:

(1)                      Appointed Franklin R. Bracken, a named executive officer, as Executive Vice President and Chief Commercial Officer, effective December 1, 2022. Mr. Bracken has served as Executive Vice President and Chief Operating Officer since November 2021.

(2)                      Appointed Elliott D. Rodgers, age 47, as Executive Vice President and Chief Operations Officer, effective December 1, 2022. Mr. Rodgers has served as Chief People Officer of project 44 since October 2021. Previously, Mr. Rodgers served as Chief Information Officer of Ulta Beauty, Inc. (“Ulta”) from September 2020 through October 2021, Chief Supply Chain Officer of Ulta from April 2019 through September 2020, Senior Vice President, Supply Chain of Ulta from March 2017 through March 2019, Vice President, Supply Chain Strategy and Operations of Ulta from February 2016 through February 2017, and Vice President, Supply Chain Strategy of Ulta from November 2013 through January 2016. Mr. Rodgers serves on the Board of Directors of Levi Strauss & Co. and After School Matters, a non-profit organization. Mr. Rodgers has no family relationship with any of the Company’s directors or executive officers. Mr. Rodgers has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In addition, Andrew E. Page, a named executive officer, will cease to serve as Executive Vice President and Chief Financial Officer on or about the time of the Company’s release of its fourth quarter 2022 earnings results. Mr. Page will continue to serve as Chief Financial Officer while the Company conducts a comprehensive search, with the assistance of a leading executive recruiting firm, to identify his successor. Mr. Page’s forthcoming departure from the Company is not related to any disagreement with the Company on any matter relating to its operations, policies, or practices.

Item 7.01.                        Regulation FD Disclosure.

The Company issued a press release on November 29, 2022, announcing certain leadership changes described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 29, 2022, issued by Foot Locker, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: November 29, 2022	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke Title: Executive Vice President, General Counsel and Secretary